SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2005


                             Payment Date: 07/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        36,583,000.00    5.198026%       442,444.53    158,466.16      600,910.69       0.00       0.00
                        2A1       116,477,000.00    5.396317%     1,022,878.24    523,789.04    1,546,667.28       0.00       0.00
Residual                2AR               100.00    5.396317%           100.00          0.56          100.56       0.00       0.00
                        3A1        39,491,000.00    5.509148%       990,812.86    181,301.46    1,172,114.32       0.00       0.00
                        4A1       110,743,000.00    5.563952%     2,557,166.87    513,473.92    3,070,640.79       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,515,000.00    5.448296%         1,162.73     25,039.46       26,202.19       0.00       0.00
                        B2          2,363,000.00    5.448296%           498.19     10,728.60       11,226.79       0.00       0.00
                        B3          1,418,000.00    5.448296%           298.96      6,438.07        6,737.03       0.00       0.00
                        B4          1,103,000.00    5.448296%           232.55      5,007.89        5,240.44       0.00       0.00
                        B5            788,000.00    5.448296%           166.13      3,577.71        3,743.85       0.00       0.00
                        B6            630,283.61    5.448296%           132.88      2,861.64        2,994.53       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        315,111,383.61     -            5,015,893.94  1,430,684.52    6,446,578.46     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        36,140,555.47              0.00
                                2A1       115,454,121.76              0.00
Residual                        2AR                 0.00              0.00
                                3A1        38,500,187.14              0.00
                                4A1       108,185,833.13              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,513,837.27              0.00
                                B2          2,362,501.81              0.00
                                B3          1,417,701.04              0.00
                                B4          1,102,767.45              0.00
                                B5            787,833.87              0.00
                                B6            630,150.73              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        310,095,489.67     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    36,583,000.00     5.198026% 32051GQK4    12.094266      4.331688    987.905734
                           2A1   116,477,000.00     5.396317% 32051GQL2     8.781804      4.496931    991.218196
Residual                   2AR           100.00     5.396317% 32051GQM0   1,000.000000    5.566191      0.000000
                           3A1    39,491,000.00     5.509148% 32051GQN8    25.089587      4.590956    974.910413
                           4A1   110,743,000.00     5.563952% 32051GQP3    23.091002      4.636626    976.908998
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,515,000.00     5.448296% 32051GQQ1     0.210830      4.540246    999.789170
                           B2      2,363,000.00     5.448296% 32051GQR9     0.210830      4.540246    999.789170
                           B3      1,418,000.00     5.448296% 32051GQS7     0.210830      4.540246    999.789170
                           B4      1,103,000.00     5.448296% 32051GQT5     0.210830      4.540246    999.789170
                           B5        788,000.00     5.448296% 32051GQU2     0.210830      4.540246    999.789170
                           B6        630,283.61     5.448296% 32051GQV0     0.210830      4.540246    999.789170
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     315,111,383.61       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        37,565,880.60   119,991,221.69    40,039,130.49
Loan count                     67              223               70
Avg loan rate           5.448026%        5.646317%        5.759148%
Prepay amount          439,095.37       993,519.42       980,828.14

                                           Total
                                           -----
Prin balance       112,499,256.89   310,095,489.67
Loan count                    186              546
Avg loan rate           5.813952%             5.70
Prepay amount        2,536,016.74     4,949,459.67

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         7,728.39        24,606.45         8,342.83
Sub servicer fees            0.00             0.00             0.00
Trustee fees               190.04           605.08           205.15


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                                           Total
                                           -----
Master serv fees        23,394.97        64,072.65
Sub servicer fees            0.00             0.00
Trustee fees               575.29         1,575.56


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.250568%           100.000000%            303,294,100.00
   -----------------------------------------------------------------------------
   Junior            3.749432%             0.000000%             11,814,792.17
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,446,578.46          6,446,578.46
Principal remittance amount            5,015,893.94          5,015,893.94
Interest remittance amount             1,430,684.52          1,430,684.52